Investor Presentation & Business Update September 2021

Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “guidance,” “outlook” or other words that convey the uncertainty of future events or outcomes. Examples of forward-looking statements contained in this presentation include, among others, our 2021 Guidance, our expectations with respect to the impacts of the COVID-19 pandemic, our belief that our acquisition and homebuilding programs will result in continued growth and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, September 20, 2021. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the adverse effect of the COVID-19 pandemic on us, our tenants, the economy and financial markets. The extent to which COVID-19 will impact our future financial results will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, including resurgences, new variants or strains, such as the Delta variant, the impact of government regulations, vaccine adoption rates, the effectiveness of vaccines, and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation of these measures to GAAP is included in the Defined Terms and Non-GAAP Reconciliations section of this presentation, as well as the 2Q21 Supplemental Information Package available on our website at www.americanhomes4rent.com under “For Investors.” About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is a nationally recognized brand for rental homes, known for high- quality, good value and resident satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, developing, renovating, leasing, and operating attractive, single-family homes as rental properties. As of June 30, 2021 we owned 54,785 single-family properties in selected submarkets in 22 states. 2 Legal Disclosures Contacts American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com American Homes 4 Rent Media Relations Phone: (805) 413-5088 / Email: media@ah4r.com

AMH At A Glance

Peer-Leading Growth & Balance Sheet

- 2021 Guidance of 13.8% Core FFO Growth at Midpoint, highest amongst Residential REIT Peers
- Issued $750 Million in a Dual-Tranche Unsecured Bond Offering, Becoming First BBB- Residential REIT in History to Issue 30-Year Bonds
- Highly Successful ~$690 Million Equity Offering with 70% Issued on Forward
- Net Debt and Preferred Shares to Adjusted EBITDAre of 5.9x[(1)]

Industry Leading Operating Platform

- 54,785 high-quality properties in 22 states with ~ 200,000 residents[(1)]
- Same-Home 2Q21 Average Occupied Days of 97.9%
- Best-in-Class Operating Platform with Proprietary Technology & Call Center
- Unhindered Operational Execution Through Pandemic

First-of-its-Kind Built-For-Rent Platform

- Largest Builder of Single-Family Homes For Rent with more than 2,000 Deliveries Expected in 2021[(1)]
- 14,000 Unit Land Pipeline to Fuel Further Acceleration[(2)]
- Highest-Quality Product and Superior Investment Returns
- Three-Pronged External Growth Strategy Drives Consistent Growth in all Cycles
- 4,450 Total Inventory Additions Expected in 2021

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q21 Supplemental Information Package, for defined metrics and reconciliations to GAAP.
(1) As of June 30, 2021
(2) Midpoint of 2021 Guidance

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4 AMH Today The Market Opportunity Differentiated Growth Strategy: AMH Development Strong Governance Practices

5 Same-Home Operational Update Strong Demand Tailwinds Persist - Modest Seasonality Returning 95.5% 96.0% 97.9% 97.4% 94.0% 95.0% 96.0% 97.0% 98.0% 2Q July/August Same-Home Average Occupied Days 2020 2021 2.4% 2.1% 8.0% 9.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2Q July/August Average Blended Change in Rent 2020 2021 4.4% 5.4% 13.7% 16.7% 0.0% 4.0% 8.0% 12.0% 16.0% 2Q July/August Average Change in Rent for Re-Leases 2020 2021 1.3% 0.5% 5.4% 5.6% 0.0% 2.0% 4.0% 6.0% 2Q July/August Average Change in Rent for Renewals 2020 2021 Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q21 Supplemental Information Package, for defined metrics and reconciliations to GAAP.

Full Year 2021 Guidance – Tracking to High-End

Industry Leading 2021 Expected Core FFO Growth(1)

Full Year 2021 Guidance(2)	Range	Midpoint
Core FFO per share and unit	$1.29 - $1.35	$1.32
Core FFO per share and unit growth	11.2% - 16.4%	13.8%
Same-Home Portfolio:		
Core revenues growth	5.00% - 6.00%	5.50%
Core property operating expenses growth	4.00% - 5.50%	4.75%
Core NOI growth	5.25% - 6.75%	6.00%
		Unit Additions
AMH Development Deliveries	$600M - $700M	2,050
Traditional Channel & National Builder Acquisitions	$700M - $800M	2,400
Land & Development Pipeline Investments	$300M	
Gross Capital Deployment (Wholly-Owned & JVs)	**$1.6B - $1.8B**	
Wholly Owned Capital Deployment (Pro Rata JVs)	$1.4B - $1.6B	

Additional Third Quarter Considerations:

- Full year Same-Home **Core Revenue** and **Core NOI** growth, along with **Core FFO** tracking to **high-end of expectations**
- Continued record-breaking seasonal demand driving **sequential acceleration in leasing spreads**
- Underlying collections remaining resilient → 3Q21 bad debt expected to reflect modest improvement from rental assistance
  - To date, we received over $12M from government rental assistance programs as we continue to assist our residents
- Strong expenditure program execution
- Strong growth program execution
  - AMH Development on track
  - Traditional Channel Acquisitions and Land Pipeline Additions better than expected

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q21 Supplemental Information Package, for defined metrics and reconciliations to GAAP.
(1) Based on the most recent 2021 FFO growth guidance midpoint amongst peers
(2) Refer to slide 22 for 2021 Outlook disclosure. Guidance based on last reporting update as of 8/5/2021.

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7 AMH vs. the Peer Set (1) Source: S&P Global Market Intelligence. Total Return % YTD through September 10, 2021, with the inclusion of distributions. (2) Source: Company Disclosure (3) Source: John Burns Real Estate Consulting, LLC Full Year 2021 projected population growth rate. (4) Source: John Burns Real Estate Consulting, LLC Full Year 2021 projected job growth rate. 56.9% 51.6% 48.5% 39.4% 20.1% 12.9% 12.7% 6.7% AMH MAA CPT INVH UDR AVB ESS EQR 2020 – 2021 YTD Total Shareholder Return(1) 13.8% 12.5% 7.6% 5.0% -2.5% -3.8% -7.7% -11.0% AMH INVH CPT MAA UDR ESS AVB EQR Implied ’21 Core FFO Growth(2) (Midpoint of Guidance) 1.4% 1.2% 1.2% 1.1% 0.6% 0.0% -0.1% -0.1% MAA AMH CPT INVH UDR EQR AVB ESS Est. 2021 YoY Population Growth(3) 3.5% 3.5% 3.3% 3.2% 3.1% 2.9% 2.7% 2.5% MAA INVH AMH CPT UDR AVB EQR ESS Est. 2021 YoY Job Growth(4)

8 AMH Development National Builder Program Traditional Channel ❑ Network of relationships with national home builders provides acquisition access to new construction homes, which is a growth supplement to our AMH Development program ❑ Seasoned, in-market acquisition teams sharp-shoot existing inventory opportunities, adding additional market scale and density ❑ Experienced AMH rehab personnel create additional value through initial renovation process (1) Includes inventory additions to our wholly owned and joint venture portfolios. ❑ Early-mover advantage on built-for-rental strategy, which has potential to revolutionize the industry, made possible by the strength of our balance sheet ❑ Barriers to entry as AMH is only rental-home builder with complementary and highly efficient property management platform ❑ AMH Development is consistently delivering new home communities with more than 90 communities opened inception to date Three-Pronged Growth Strategy Enables Opportunistic Capital Allocation and Consistent Growth AMH Strategic Priority: Grow, Grow, Grow 2,351 1,379 2,592 4,450Wholly-Owned Joint Venture 391 945 1,647 2,050 1,552 286 564 2,100 408 148 381 300 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2018 2019 2020 2021E Total Inventory Additions(1) AMH Development Traditional Acquisitions National Builder

Investment Grade Balance Sheet

Capital Structure(1)



Common Shares & OP Units, 79.1%
Preferred Shares, 2.1%
Revolving Credit Facility, 3.4%
Fixed Rate Debt, 15.4%

Debt Maturity Schedule(1)(2)



Liquidity(3)
$1,138
$10
$21
$21
$953
$10
$630
$10
$510
$410
$10
$869
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Unsecured Senior Notes
Revolving Credit Facility
Liquidity - Undrawn Revolving Credit Facility
Principal Amortization
Asset-backed Securitizations
Liquidity - Outstanding Forward Shares
Liquidity - Cash and Cash Equivalents

Credit Ratings & Ratios(1)

Moody's Investor Service	Baa3 / (Stable)
S&P Global Ratings	BBB- / (Positive)
Net Debt to Adjusted EBITDAre	5.3 x
Net Debt and Preferred Shares to Adjusted EBITDAre	5.9 x
Fixed Charge Coverage	3.5 x
Unencumbered Core NOI Percentage	67.4%

Balance Sheet Philosophy

- ✓ Maintain flexible investment grade balance sheet with diverse access to capital
- ✓ Expand sources of available capital as the Company and the SFR sector evolves and matures
- ✓ Continue optimizing capital stack and utilize investment grade rating to reduce cost of capital
- ✓ Prudent retention of operating cash flow

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q21 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP.

(1) As of June 30, 2021, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization.
(2) The unsecured senior notes have maturity dates in 2028 and 2029, and the asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.
(3) Represents the sum of $41 million of unrestricted cash on balance sheet, $630 million of undrawn capacity under the amended revolving credit facility, and $467 million expected net proceeds under forward sale equity agreements

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10 AMH Today The Market Opportunity Differentiated Growth Strategy: AMH Development Strong Governance Practices

11 Millennials Enter Prime Single Family Living YearsDecade of Undersupply = Massive Housing Shortage Changing Lifestyle Preferences → Increased Preference to Rent Recent HPA Growth Creates Long Runway for SFR Rent Growth (1.0%) (0.5%) 0.0% 0.5% 1.0% 1.5% 2.0% 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 Projected Population Growth(2) Ages 34-50Ages 20-34 (1) Source: National Association of Realtors (2) Sources: U.S. Census Bureau; AMH Research (3) Sources: U.S. Census Bureau; John Burns Real Estate Consulting, LLC (4) Source: John Burns Real Estate Consulting, LLC 1.0 1.5 2.0 2.5 3.0 Ja n -1 1 A u g -1 1 M a r- 1 2 O ct -1 2 M a y -1 3 D e c- 1 3 Ju l- 1 4 F e b -1 5 S e p -1 5 A p r- 1 6 N o v -1 6 Ju n -1 7 Ja n -1 8 A u g -1 8 M a r- 1 9 O ct -1 9 M a y -2 0 D e c- 2 0 Ju l- 2 1 TTM Average National Existing Home Inventory(1) (MM) Existing Home Inventory ~50% Below Long-Term Average Levels as of July-2021 11 13 15 17 2 0 0 5 2 0 0 6 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Single-Family Rental Homes(3) Attached and Detached (MM) Macro Factors Drive Single-Family Rental Tailwind Institutions own just ~2% of the national Single-Family Rental Home stock 100 200 300 400 500 1 9 8 4 1 9 8 6 1 9 8 8 1 9 9 0 1 9 9 2 1 9 9 4 1 9 9 6 1 9 9 8 2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 Single-Family HPA Growth vs. Rent Growth(4) (Indexed to 100) Home Price Appreciation Single-Family Rent Growth

Migration Trends Favor AMH Footprint 12 Sources: U.S. Census Bureau; AMH Research, John Burns Real Estate Consulting, LLC (Data: YoY Change from July 2019-July 2020) US Census Migration Data 2019 - 2020 Trends Existed Prior to the Pandemic and Continue to This Day ❑ Observable 2019 - 2020 trends of out-bound migration from coastal urban centers to higher quality of life markets ❑ Trends continue through 2021 as the pandemic reinforced the advantages of suburban living such as extra living space, private yards, high quality schools and a sense of neighborhood community resulting in record breaking demand ❑ AMH 2Q21 application data supports these trends with a ~50% increase in applicants coming from states outside of AMH footprint over PY

13 AMH Today The Market Opportunity Differentiated Growth Strategy: AMH Development Strong Governance Practices

14 Strategy Design and create ideal rental Homes and Communities using data and insights from AMH’s integrated development and operating platforms Less opportunity for alignment of interests between developer and operators Product Type High-quality, detached, single family homes, with fenced yards in highly desirable neighborhoods, often with amenities Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Home Quality Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Often “builder basic” or lower quality fixtures and finishes Expense Efficiency Consistent, repeatable floorplans, fixtures and finishes selected for long-term operating expenditure efficiency Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Value Creation AMH homes are constructed at 20-25% discount to market value, resulting in immediate value creation Commonly purchased at or near market value AMH Builds the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform Not All Build-To-Rent (“BTR”) is the Same      AMH Amenity Centers create a community feel for residents AMH Development Homes average 2,000 sq. ft. and come with private yards and fences Other BTR Product

15 AMH Development Desirable ❑ Communities located in existing, high-performing AMH submarkets ❑ AMH communities blend seamlessly with other high-quality housing stock in surrounding submarket ❑ “Neighborhood feel” creates emotional attachment to home, community and amenities ❑ Designed for today’s home shopper with designer finishes, colors, floorplans and pet-friendly features Immediate Value Create by Building Superior BTR Homes at a 20-25% Discount to Market Value Translates Into Premium Yield and Margin Enhancement Durable ❑ Designed for durability and long- term efficient maintenance: ▪ Hard surface flooring ▪ Solid surface countertops ▪ HVAC equipment & design ▪ Cementitious siding ▪ Durability proven appliances ▪ LED lighting Efficient ❑ Superior quality at a significant (20- 25%) discount to market value ▪ Standardized floorplans, with square footage optimized to bed/bath count based on resident feedback and operating efficiency ▪ Standardized finishes and SKU’s improve long term maintenance predictability ▪ Communities create local scale and reduce windshield time for operations

16 Built in Desirable Neighborhoods Within Current Market Footprint Case Study: AMH Development Markets C h a rl o tt e L a s V e g a s B o ise A tl a n ta AMH Development Communities AH4R Properties

211 2,046 4,203 6,377 8,954 14,000 0 3,000 6,000 9,000 12,000 15,000 2016 2017 2018 2019 2020 2021E AMH Development Land Pipeline Total Lots Owned and Controlled 0 19 391 945 1,647 2,050 3,000 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2016 2017 2018 2019 2020 2021E 2023E AMH Development Deliveries 17 AMH Development + M id p o in t o f G u id a n ce A Predictable and Consistent Driver of Earnings Growth, Fueled by our Extensive Land Pipeline M id p o in t o f G u id a n ce

18 AMH Today The Market Opportunity Differentiated Growth Strategy: AMH Development Strong Governance Practices

Our Approach to Sustainability

Environment

- Environmentally friendly construction
- Resource-efficient operations
- Develop communities

- Building at scale helps us to **achieve efficiencies while still providing a durable and desirable home** for our residents. LED lighting, LVP flooring, Energy-efficient HVAC units and water saving fixtures and devices are among the features in our new and renovated homes that help to achieve utility efficiency.
- Tracking HERS scores on our newly built homes allows us to ensure an energy efficient product. In our 2020 pilot, the average **HERS rating was 57** showing 43% better efficiency next to homes built in 2006. We will continue to use HERS to help consider ongoing implementation of efficiency measures.

Social

- Superior customer service
- Champion diversity, equity and inclusion
- Develop our employees

- We provide more than **200,000 residents with durable, high-quality housing,** and seek to deliver a superior customer experience evidenced by a growing Google resident satisfaction score.
- We are in **Year 2 of our "Valuing Differences" program**. Unconscious bias and job interview guidance for managers to promote and ensure diversity in the hiring process are among the ways we champion diversity, equity, and inclusion. Our **workforce across the nation is 46% women and 38% minorities**.
- Our **Net Promoter score of 60** – 38 points above benchmark - represents our engaged workforce. Communication events and **50 hours of training** per employee each year help to contribute to this and is also reflected in our decreasing **turnover rate represented as 26.3%** for 2020.

Governance

- Operate responsibly
- Transparency in our actions
- Lead with Integrity

- We are governed by a 13-member Board of Trustees, led by an Independent Chairperson. The board has **ESG oversight** through the Audit, Human Capital and Compensation, and Nominating and Corporate Governance committees.
- **Policies that provide governance**: Code of Business Conduct and Ethics, Vendor Integrity Code, Whistleblower and Human Rights Statement.
- **Cybersecurity and Privacy** receive regular attention from our executives and the board. Continuous testing and employee training are critical to this monitoring.

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20 Corporate Governance Highlights Independent & Accountable Stewardship ▪ AMH is governed by a 13‐member board of trustees ▪ Independent Chairman of the Board ▪ Annual election of trustees ▪ Majority voting standard (plurality carve‐out voting standard only in contested elections) Continued Focus on Board Refreshment ▪ Continual process to refresh and strengthen board composition ▪ The average tenure of the Board is ~5 years ▪ 6 new independent trustees added in the past 4 years ▪ Michelle Kerrick joined the Board in September 2020, adding deep experience in corporate governance, financial and strategic planning, operational effectiveness and digital transformation ▪ Lynn Swann joined the Board in August 2020, adding extensive public company board experience as well as considerable expertise in business, marketing and civic engagement ▪ Matthew Zaist joined the Board in February 2020, adding homebuilding experience, a critical element given importance of the Company’s development program to drive value ESG Focus ▪ Commitment to sound environmental, social responsibility and corporate governance practices is the foundation to help us provide a superior experience for our residents ▪ These efforts can enhance shareholder value both by reducing our costs and by creating more desirable homes and communities that appeal to our current and future residents ▪ When developing or renovating properties, we look for ways to reduce water and energy usage costs as well as using materials that are both durable and sustainable Performance-Based Compensation Practices ▪ Cash and equity incentive compensation includes annual and multi-year performance periods tied to absolute and relative peer group metrics ▪ Robust stock ownership requirements (6x for CEO, 5x for Trustees) ▪ Align shareholders and management through standard vesting period

Appendix 21

22 Defined Terms and Non-GAAP Reconciliations 2021 Guidance The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, rents and other single-family property revenues and property operating expenses, or a reconciliation of the forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale.

Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI should be considered only as a supplement to net income or loss as a measure of our performance and should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, this metric should not be used as a substitute for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands): 23 Core NOI For the Trailing Twelve Months Ended June 30, 2021 Net income 186,230$ Gain on sale and impairment of single-family properties and other, net (49,286) Depreciation and amortization 356,684 Acquisition and other transaction costs 13,009 Noncash share-based compensation - property management 2,463 Interest expense 113,298 General and administrative expense 53,756 Other income and expense, net (1,058) Core NOI 675,096$ Defined Terms and Non-GAAP Reconciliations

24 Defined Terms and Non-GAAP Reconciliations Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios and percentages): Net Debt to Adjusted EBITDAre and Net Debt and Preferred Shares to Adjusted EBITDAre Jun 30, 2021 Total Debt 3,456,214$ Less: cash and cash equivalents (40,585) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (42,115) Net debt 3,347,848$ Preferred shares at l iquidiation value 385,000 Net debt and preferred shares 3,732,848$ Adjusted EBITDAre - TTM 636,857$ Net Debt to Adjusted EBITDAre 5.3 x Net Debt and Preferred Shares to Adjusted EBITDAre 5.9 x

25 Defined Terms and Non-GAAP Reconciliations Unencumbered Core NOI Percentage For the Trailing Twelve Months Ended Jun 30, 2021 Unencumbered Core NOI $ 455,136 Core NOI 675,096 Unencumbered Core NOI Percentage 67.4% Fixed Charge Coverage For the Trailing Twelve Months Ended Jun 30, 2021 Interest expense per income statement $ 113,298 Less: amortization of discounts, loan costs and cash flow hedge (7,562) Add: capitalized interest 23,040 Cash interest 128,776 Dividends on preferred shares 53,961 Fixed charges $ 182,737 Adjusted EBITDAre - TTM $ 636,857 Fixed Charge Coverage 3.5 x

26 Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, and (4) gain or loss on early extinguishment of debt. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Jun 30, 2021 Net income 186,230$ Interest expense 113,298 Depreciation and amortization 356,684 EBITDA 656,212$ Gain on sale and impairment of single-family properties and other, net (49,286) Adjustments for unconsolidated joint ventures 1,557 EBITDAre 608,483$ Noncash share-based compensation - general and administrative 9,720 Noncash share-based compensation - property management 2,463 Acquisition, other transaction costs and other (1) 16,191 Adjusted EBITDAre 636,857$ (1) Included in acquisition, other transaction costs and other is a net $2.9 million nonrecurring expense related to a legal matter involving a former employee during the quarter ended September 30, 2020.

27 Defined Terms and Non-GAAP Reconciliations Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs.

28 Defined Terms and Non-GAAP Reconciliations Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has been taken out of service as a result of a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs.